THE SHELL BUILDING


            LANDLORD: 100 Bush Corporation, a California corporation

                              TENANT: Tenera, Inc.

                               DATE: May 30, 2000

                         THE SHELL BUILDING OFFICE LEASE

                                TABLE OF CONTENTS

                                                                                                               Page

1.       Definitions..............................................................................................1
                  A.       Premises...............................................................................1
                  B.       Building...............................................................................1
                  C.       Term...................................................................................1
                  D.       Base Monthly Rental....................................................................1
                  E.       Additional Rental......................................................................1
                  F.       Rent...................................................................................1
                  G.       Security Deposit.......................................................................1
                  H.       Purpose................................................................................1
                  I.       Tenant's Address for Notices...........................................................1
                  J.       Landlord's Address for Notices.........................................................1
                  K.       Business Hours.........................................................................1
                  L.       Broker.................................................................................1
                  M.       Guarantor..............................................................................1
                  N.       Addendums and Exhibits to Lease........................................................1
2.       Lease....................................................................................................1
3.       Possession...............................................................................................1
4.       Base Monthly Rental......................................................................................1
5.       Additional Rental........................................................................................2
6.       Security Deposit; Late Charge............................................................................3
7.       Use of Premises..........................................................................................3
8.       Alterations; Mechanics' Liens............................................................................3
9.       Work to be Performed by Landlord.........................................................................4
10.      Restrictions on Use......................................................................................4
11.      Compliance with Law, Environmental.......................................................................4
12.      Indemnity and Exculpation................................................................................5
13.      Public Liability and Property Damage Insurance...........................................................5
                  A.       Public Liability and Property Damage Insurance.........................................6
                  B.       Business Interruption Insurance........................................................6
                  C.       Workers' Compensation Insurance........................................................6
                  D.       Extended Coverage and "All Risk" Insurance.............................................6
                  E.       Builder's Risk Insurance...............................................................6
                  F.       Waiver of Subrogation..................................................................6
                  G.       Other Insurance Matters................................................................6
                  H.       Construction...........................................................................6
14.      Rules and Regulations....................................................................................6
15.      Utilities................................................................................................7
16.      Personal Property Taxes..................................................................................7
17.      Maintenance..............................................................................................8
18.      Restoration of Premises..................................................................................8
19.      Entry by Landlord........................................................................................8
20.      Estoppel Certificates....................................................................................8
21.      Abandonment of Premises..................................................................................9
22.      Removal of Trade Fixtures of Tenant at End of Term.......................................................9
23.      Surrender of Lease.......................................................................................9
24.      Holding Over.............................................................................................9
25.      Grace Period.............................................................................................9
26.      Landlord's Remedies Upon Default.........................................................................9
27.      Attorneys' Fees on Default..............................................................................10
28.      Insolvency..............................................................................................10
29.      Assignment or Subletting................................................................................11
30.      Transfer by Landlord - Release from Liability...........................................................12
31.      Damage..................................................................................................12
32.      Condemnation............................................................................................13





33.      Subordination to Encumbrances...........................................................................13
34.      Relocation..............................................................................................14
35.      Communications and Computer Lines.......................................................................14
36.      Effect of Exercise of or Failure to Exercise Privilege..................................................14
37.      Waiver..................................................................................................15
38.      Labor Relations.........................................................................................15
39.      Notices.................................................................................................15
40.      Entire Agreement; Amendments............................................................................15
41.      Landmark................................................................................................15
42.      Light and Air...........................................................................................15
43.      Auctions and Signs......................................................................................15
44.      Execution, Recordation..................................................................................15
45.      Tenant's Authority......................................................................................15
46.      Limitation of Tenant's Remedies.........................................................................15
47.      Time and Applicable Law.................................................................................15
48.      Name....................................................................................................16
49.      Provisions are Covenants and Conditions.................................................................16
50.      Severability............................................................................................16
51.      Captions................................................................................................16
52.      Successors..............................................................................................16
53.      Relationship of Parties.................................................................................16
54.      Temporary Space.........................................................................................16
55.      Brokers.................................................................................................16
56.      Interpretation..........................................................................................16
57.      Force Majeure...........................................................................................16
58.      Asbestos................................................................................................16
EXHIBIT AFloor Plan.............................................................................................A-1
EXHIBIT BWork Letter Agreement .................................................................................B-1
EXHIBIT CRules and Regulations of the Building..................................................................C-1
                  A.       Signs................................................................................C-1
                  B.       Window Coverings.....................................................................C-1
                  C.       Building Directory...................................................................C-1
                  D.       Hallways and Passages................................................................C-1
                  E.       Locks................................................................................C-1
                  F.       Restrooms............................................................................C-1
                  G.       Moving In and Out of Premises; Heavy Equipment.......................................C-1
                  H.       Janitorial Services and Cleaning.....................................................C-2
                  I.       Use of Premises......................................................................C-2
                  J.       Communications and Computer Equipment................................................C-2
                  K.       Floor Coverings......................................................................C-2
                  L.       Deliveries...........................................................................C-2
                  M.       Access Refused.......................................................................C-2
                  N.       Soliciting on Premises...............................................................C-2
                  O.       Landlord's Employees.................................................................C-2
                  P.       Vending Machines.....................................................................C-3
                  Q.       Building Name and Address............................................................C-3
                  R.       Trash................................................................................C-3
                  S.       Doors................................................................................C-3
                  T.       Equipment............................................................................C-3
                  U.       Air Conditioning.....................................................................C-3
                  V.       Energy Conservation..................................................................C-3
                  W.       Disorderly Persons...................................................................C-3
                  X.       Smoking..............................................................................C-3
                  Y.       Water Conservation...................................................................C-3
                  Z.       Safety and Security Devices..........................................................C-3
                  AA.      Amendments...........................................................................C-3
EXHIBIT DGuarantee..............................................................................................D-1
EXHIBIT ETerm Commencement Agreement............................................................................E-1
EXHIBIT FProposition 65 NoticeandMaterial Safety Data Sheet.....................................................F-1
EXHIBIT GSpace Plan.............................................................................................G-1
OTHER EXHIBITS (if any):...........................................................................................

 ............................................................................---

 ............................................................................---

 ............................................................................---

 ............................................................................---

                         THE SHELL BUILDING OFFICE LEASE

         This lease ("Lease") is made in San Francisco, California, on May __, 2000, between 100 BUSH CORPORATION, a California corporation ("Landlord") and Tenera, Inc., a Delaware Corporation ("Tenant"). If Tenant consists of more than one person or entity, the obligations under this Lease imposed on Tenant will be joint and several.

     1. Definitions. As used throughout this Lease, the following words have the stated meanings.
1. Premises: Suite 850, consisting of 4,101 rentable square feet, and Suite 820, consisting of 1,284 rentable square feet, for a total of 5,385 rentable square feet, as shown on Exhibit A attached, being a portion of the 8th floor of the Building. The rentable square feet have been stipulated to between Landlord and Tenant. The rentable square feet includes the usable area, without deduction for columns or projections, multiplied by a load factor to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms and other public, common and service areas of the Building.

     2. Building: The Shell Building, 100 Bush Street, San Francisco, California 94104.
     3. Term: For Suite 820, commencing on the later of September 1, 2000 or upon Landlord's substantial completion of the Tenant Improvements described in Paragraph 9 hereof for Suite 820; and for Suite 850, commencing on the later of November 15, 2000 or upon Landlord's substantial completion of the Tenant Improvements described in Paragraph 9 hereof for Suite 850 ( "Commencement Date"); for both Suites 820 and 850, the lease shall terminate 60 months after the Commencement Date on the day before the anniversary of such Commencement Date ("Termination Date").

     4. Base Monthly  Rental:  $70.00 per  rentable  square foot of Premises per annum, which isr $31,412.50 per month. The rent shall increase by $1.00 per rentable square foot per annum, on the anniversary of the Commencement Date.
     5. Additional Rental: 2.504% of the increase in "Direct Expenses" and 2.418% of the increase in "Direct Tax Expenses" (as Paragraphs 5D, 5E and 5F define those terms) of the Building over said expenses in the calendar year 2000 (the "Base Year"); provided, however, there shall be no Additional Rent for the first twelve (12) months of the term. The percentage for Direct Expenses is the rentable square feet of the Premises divided by the Building rentable square footage of 215,055 and for Direct Tax Expenses is the rentable square feet of the Premises divided by the Building Total Rentable Square Footage of 222,667. Landlord may recalculate this percentage from time to time to reflect reconfigirations, additions or modifications to the Building.
     6. Rent: Base Monthly Rental, Additional Rental, and all other charges payable by Tenant to Landlord.
     7. Security Deposit: An amount equal to $31,412.50.
     8. Purpose: General office and executive administration.
     9. Tenant's Address for Notices: 100 Bush Street, Suite 850, San Francisco, California 94104.
     10.  Landlord's  Address  for  Notices:  The term  "Landlord's  Address for
Notices" shall mean 100 Bush Corporation, 100 Bush Street, San Francisco, California 94104.
     11. Business Hours: The term "Normal Business Hours" shall mean reasonable hours determined by Landlord from time to time (federal and state holidays excepted) during which the building is serviced.
     12. Broker: The term "Broker" shall mean Colliers International as the Listing Broker and Insignia ESG as the Procuring Broker.
     13. Guarantor: N/A.
     14. Addendums and Exhibits to Lease: Exhibit A (Floor Plan), Exhibit B (Work Letter Agreement or Tenant Improvement Agreement), Exhibit C (Rules and Regulations of the Building), Exhibit D (Guarantee), Exhibit E (Term Commencement Agreement), Exhibit F (Proposition 65 Notice and Material Safety Data Sheet) and Exhibit G (Renewal Option).
         O.

2. Lease. Landlord leases to Tenant and Tenant leases from Landlord the Premises upon and subject to the terms, covenants and conditions herein set forth. Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions. Tenant agrees that this Lease is made upon the condition of such performance. Except as set forth in this Lease, Tenant accepts the Premises in their "as is" state of repair and condition, and Landlord has made no representations to Tenant regarding the condition of the Premises or the Building.

3. Possession. If Landlord, for any reason whatever, is unable to deliver possession of the Premises to Tenant by the Commencement Date (a "Delay"), Landlord will not be liable for any loss resulting therefrom, and this Lease will not be either void or voidable but the Commencement Date and the Termination Date, unless the Work Letter Agreement or Tenant Improvement Agreement referred to in Paragraph 9 specifically provides otherwise, will be deferred for the number of days of the Delay. If Landlord tenders possession of the Premises to Tenant before the Commencement Date, and Tenant accepts such prior tender, such occupancy will be subject to all of the terms, covenants and conditions of this Lease including, without limitation, the payment of Rent.

4.       Base Monthly Rental.
1. Tenant agrees to pay Base Monthly Rental, without notice, in advance, on the first day of each calendar month of the Term. The Base Monthly Rental for the first month of the Term will be paid upon execution of the Lease. In the event the Term commences or ends on a day other than the first day of a calendar month, then the Base Monthly Rental for such fractional month will be prorated based on a 30-day month.

2. Base Monthly Rental will be paid by Tenant to Landlord, without deduction or offset, in lawful money of the United States of America, at the Building office or to such other person and/or at such other place as Landlord may from time to time designate in a notice to Tenant.

3. All other charges payable by Tenant under the Lease shall be due as of the first day of the following calendar month and paid as part of Base Monthly Rental unless a different payment date is specified in this Lease.

5.       Additional Rental.

1. Tenant further agrees to pay Additional Rental, in monthly installments, on the first day of each month of the Term commencing on the first day of the calendar year following the calendar year set forth in Paragraph 1E. If the Term ends on a day other than the last day of a calendar month, then, upon the first day of the last calendar month of the Term, Tenant will pay Landlord a portion of Additional Rental for such fractional month prorated based on a 30-day month.

2. Additional Rental will be paid by Tenant to Landlord, without notice and without deduction or offset, in lawful money of the United States of America, at the Building office or to such other person and/or at such other place as Landlord may from time to time designate in a notice to Tenant.

3. Landlord will try to give Tenant advance notice of Additional Rental payable by Tenant, but failure by Landlord to give advance notice is not a waiver by Landlord of its right to receive from Tenant any Additional Rental. In addition, Landlord may, but is not required to, at or after the start of the calendar year following the calendar year set forth in Paragraph 1E, notify Tenant of Landlord's estimate of Tenant's liability for Additional Rental for the ensuing year, which amount will be divided into twelve (12) equal portions and added to the monthly payments of rent required to be made by Tenant in such year. If Tenant's actual payment of Additional Rental is finally determined by Landlord to be greater or less than the total amounts actually paid by Tenant pursuant to this paragraph during the applicable year ("Landlord's Statement"), a credit or payment will be made by Landlord or Tenant, whichever the case may be, within the thirty (30) days following the issuance of Landlord's Statement. Upon written request by Tenant within thirty (30) days of issuance of Landlord's Statement, Landlord will make its prior year records pertaining to Direct Expenses available to Tenant to allow Tenant, at its sole cost and expense, to verify their accuracy. Absent such request, Landlord's Statement shall be final as to such year.

4. Direct Expenses include all costs of operation and maintenance of the Building as determined by Landlord including, but not limited to, the following costs by way of illustration only: premiums for property, casualty, liability, rent interruption or any other insurance carried by Landlord; salaries, wages and other amounts paid or payable for personnel including the Building manager, superintendent, operation and maintenance staff, and other employees of Landlord involved in the maintenance, management and operation of the Building, including contributions and premiums towards fringe benefits, unemployment, disability insurance, worker's compensation insurance, pension plan contributions and similar premiums and contributions and the total charges of any independent contractors or property managers engaged in the operation, repair, care, maintenance and cleaning of any portion of the Building; fair market rental and other costs with respect to Building Management office; costs of accounting services incurred in the preparation of statements and financial reports, audit fees; cleaning expenses, including without limitation janitorial services, window cleaning and garbage and refuse removal; landscaping expenses, including without limitation irrigating, trimming, fertilizing, replacing plants and floral arrangements; heating, plumbing, mechanical, elevator, sprinklers, fire/life safety systems, security and energy management systems and steam/utilities expenses, including fuel, gas, electricity, water, sewer, telephone, advertising, public relations, tenant relations and activities and other services, maintaining, operating and repairing components of any equipment or machinery used in connection with the Building, and the rental of same or any office or other equipment for the management of the Building; any other items of repair and maintenance of the Building; cost of policing, security and supervision of the Building; audit and accounting fees; any capital improvements (or amortization thereof) (i) made primarily to reduce Direct Expenses or to comply with governmental requirements, (ii) for replacements (as opposed to additions or new improvements) of nonstructural items located in the common areas of the Property required to keep such areas in good condition or (iii) expenditures that are consistent with Direct Expenses as defined above, although the benefits of the expenditures survive the current year; payments under any easement, operating agreement, declaration, restrictive covenant or instrument pertaining to sharing of costs in a planned development; fee for administration and management of the building as determined by Landlord. Direct Expenses do not include depreciation on the Building loan payments, real estate brokerage commissions, and costs directly attributed to one tenant and not to other tenants of the Building generally. Permitted capital improvements and repairs may be amortized in the Landlord's reasonable discretion over: (i) their useful lives, (ii) the period during which capital improvements reduce Direct Expenses or (iii) three (3) years. Landlord may allocate costs of operation and maintenance between the building where the Premises are located and other properties owned by landlord or its affiliates and under common management, as determined by landlord in the exercise of its reasonable discretion. Similarly, Landlord may make other allocations of Direct Expenses in accordance with sound management and accounting principles.

5. Direct Tax Expenses include all real property taxes and annual installments of real estate assessments on the Building; personal property taxes on personal property of Landlord used in the operation or maintenance of the Building; supplemental assessments that may result from changes in ownership or from the completion of new construction; escape assessments; taxes on the gross or net rental income of Landlord derived from the Building (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources); impositions created to pay for or supplement the cost of governmental services that the Building or its tenants may use; transit or transportation charges; housing subsidies and/or housing fund assessments; possessory interest taxes; business or license taxes or fees; job training subsidies and/or assessments; open space charges; excises; business or other license or use fees; and the reasonable costs of contesting by appropriate proceedings the amount or validity of any of the foregoing. If, during the Term of this Lease, the present real property tax is wholly or partly replaced or supplemented by another form of tax, there will be included within the definition of Direct Tax Expenses any such tax, levy, or assessment (other than federal, state, or city and county net income taxes or estate, gift, or other similar taxes) that, whether or not now customary or within the contemplation of the parties to this Lease, may be charged to Landlord and is by way of example and not limitation (i) levied upon, allocable to, or measured by the Rent payable hereunder; (ii) levied upon the business of owning and operating rental properties to the extent such tax is applicable to the Premises; (iii) levied upon or with respect to the possession, leasing, operation, management, or occupancy by Tenant of the Premises or any portion thereof, or (iv) levied upon or measured by the value of Tenant's personal property or leasehold improvements. Direct Tax Expenses also include all expenses incurred, including attorneys' and consultants' fees, in seeking a reassessment, reduction of, or limit on the increase in any Direct Tax Expenses, whether or not successful. Property taxes for any calendar year shall include property taxes which are due for payment as well as those paid in such year.

6. If the Building rentable square footage is not one hundred percent (100%) occupied during an entire calendar year, including the Base Year, then the variable component of Direct Expenses and Direct Tax Expenses will be equitably adjusted so that the total amount of Direct Tax Expenses and Direct Expenses equals the amount which would have been paid or incurred by Landlord had the Building been one hundred percent (100%) occupied for the entire calendar year. In no event will Landlord be entitled to receive from Tenant and the other tenants in the Building an aggregate amount in excess of actual Direct Expenses and Direct Tax Expenses as a result of the foregoing provision.

6. Security Deposit; Late Charge. Upon the execution of this Lease, Tenant will pay Landlord the Security Deposit to secure the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant. The Security Deposit is not being held in trust, and Landlord is not required to segregate the Security Deposit from its other funds or pay interest or any other return on such Security Deposit. Landlord has the right (but not the obligation) at any time or times to apply the Security Deposit, or any portion thereof, to any Rent or other sums due and unpaid by Tenant under this Lease. If Landlord elects to so apply, Landlord will deliver notice to Tenant of the nature and amount so applied. Tenant must then deposit with Landlord an amount sufficient to replace the amount so applied to return such funds to an amount equal to the original Security Deposit. If Tenant fails to make such deposit within five (5) days after Landlord's notice, Landlord at its option may resort to any or all remedies available to it for the nonpayment of Rent. Following the termination of the Term of this Lease or, if Tenant has held over beyond such termination, following the end of such hold over, provided Tenant has vacated the Premises and fully performed all of its obligations hereunder, Landlord will return to Tenant the Security Deposit, or such portion thereof then held by Landlord, after all applications have been made by Landlord on account of Tenant's breach or default hereunder; provided, however, any such return is not an admission by Landlord that Tenant has performed all of its obligations hereunder. It is specifically understood that Tenant has no right at any time to apply the Security Deposit, or any portion thereof, to any of its Rent obligations (including its last months Rent) or to any other sums due and payable by Tenant under this Lease. No beneficiary, mortgagee, secured party, or other holder of any encumbrance (hereinafter, "lender"), nor any purchaser at any judicial or private foreclosure sale of the Building, will ever be responsible to Tenant for its Security Deposit unless the lender or purchaser has actually received the same.

         Tenant acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed upon Landlord. Accordingly, if Landlord does not receive any installment of Rent or any other sum due from Tenant within ten (10) days after due, Tenant will pay to Landlord, in addition to any other sums payable hereunder, a late charge of ten percent (10%) of the amount due, plus any attorneys' fees incurred by Landlord because of Tenant's failure to pay Rent and/or other charges when due hereunder; provided, however, that in the first instance of late payment only, Tenant will pay a late charge of five percent (5%). The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur because of the late payment by Tenant. Acceptance of such late charges by the Landlord will in no event be a waiver of Tenant's default with respect to any such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         In addition, Tenant will pay Landlord $50.00 as additional Rent for each check tendered by Tenant that is not honored for payment by Tenant's bank for whatever reason.

     7. Use of Premises. The Premises will be used for the Purpose and for no other purposes without the prior written consent of Landlord, which consent Landlord may withhold in its absolute discretion.

8.       Alterations; Mechanics' Liens.

1. Tenant will not make or suffer to be made, directly or indirectly, any addition or change to or modification of the Premises, including, without limitation, the installation of fixtures, trade fixtures, and leasehold improvements (hereinafter, "alteration") without first obtaining the written consent of Landlord, which consent will not be unreasonably withheld and which consent may be conditioned upon such matters as Landlord's prior written approval of the reasonable time or times when the alterations are to be performed, employment only of contractors and subcontractors who will not cause labor disharmony, and other reasonable conditions prior to Landlord's approval. However, no alteration will be permitted if it is structural or will affect the Building's HVAC, electrical, or plumbing systems. Any alteration (excluding trade fixtures and movable furniture installed by Tenant that belongs to Tenant) becomes at once a part of the realty and belongs to Landlord subject to Landlord's rights under Paragraph 17. Any alterations will be done in accordance with plans and specifications approved by Landlord. Landlord may charge Tenant a reasonable amount for approval of plans and specifications for alterations costing more than $5,000.

2.All alterations will be made by fully licensed, insured and bonded contractors approved in writing by Landlord in advance.

3. If Tenant makes alterations, it will obtain all permits required and perform the work in accordance with all applicable laws, rules, regulations and ordinances. All such work will be performed in a first class manner causing no interference with the operation of the Building and no unreasonable noise, odors or inconvenience to Landlord or the other tenants of the Building.

4. In making any alterations, Tenant will keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Tenant may not make any alterations of the Premises until seven (7) days after receipt by it of the written consent of Landlord in order that Landlord may post or request Tenant to post any appropriate notices to avoid any possible liability with respect to liens. Tenant will, at Landlord's request, prepare, record and post such notices and at all times permit such notices to be posted and to remain posted until the completion and acceptance of such work. In addition, at Landlord's request, Tenant will secure at Tenant's own cost and expense a completion and lien indemnity bond, satisfactory to Landlord, for all such work. Tenant further agrees that there will be no construction, partitions, or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. Tenant must notify Landlord if the Alterations include the handling of any Hazardous Materials1 and whether these materials are of a customary and typical nature for industry practices. Upon completion of the Alterations, Tenant will provide Landlord with copies of as-built plans. Neither the approval by Landlord of plans and specifications relating to any Alterations nor Landlord's supervision or monitoring of any Alterations constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use or the proper performance of the Alterations.

5. If, as a result of any alterations made by Tenant it is necessary for Landlord to make any other improvements or repairs to the Building, whether within or without the Premises, such work will be at Tenant's expense.

9. Work to be Performed by Landlord. Landlord is not required to perform any work upon the Premises of any type or nature, unless there is attached to this Lease upon execution a Work Letter Agreement or Tenant Improvement Agreement initialed by the Landlord which specifies such work (the "Tenant Improvements"). The cost of any Tenant Improvements is borne by the Tenant unless the Work Letter Agreement specifies otherwise. Upon substantial completion of the Tenant Improvements, Landlord will so notify Tenant. Such notice will constitute delivery of possession by the Landlord.

10.      Restrictions on Use.

1. No use will be made or permitted to be made of the Premises, nor acts done, that will increase the existing rate of insurance upon the Building or cause a cancellation of any insurance policy covering the Building or any part thereof, nor may Tenant sell, or permit to be kept, used, or sold in, on or about the Premises, any article that may be prohibited by the standard form of fire insurance policy. Tenant will, at its sole cost and expense, comply with all requirements pertaining to the Premises of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Building and its appurtenances.

2. Tenant will not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, nor shall Tenant use or allow the Premises to be used for any immoral, unlawful, or objectionable purposes, without limiting the generality of the foregoing, Tenant will not make or permit any unreasonable or unnecessary noises or odors in or upon the Premises. Tenant will not commit, or suffer to be committed, any waste upon the Premises or any nuisance (public or private) or other act or thing of any kind or nature whatsoever that may disturb the quiet enjoyment or cause unreasonable annoyance of any other tenant in the Building. The provisions of this paragraph are for the benefit of Landlord only and are not, and will not be construed to be, for the benefit of any tenant or occupant of the Building or any third party.

11.      Compliance with Law, Environmental.

1. Tenant will, at its sole cost and expense, comply with all laws pertaining to Tenant's use of the Premises, and faithfully observe all laws and the provisions of all recorded documents in the use of the Premises and all requirements of any board of fire underwriters or other similar body now or hereafter constituted related to or affecting the condition, use, or occupancy of the Premises. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether or not Landlord is a party thereto, that Tenant has violated any law pertaining to the Purpose of this Lease or Tenant's use of the Premises will be conclusive of that fact as between Landlord and Tenant. Without limiting the generality of the foregoing, the duties of Tenant under this provision will include the making of all such alterations of the Premises as may be required by law by reason of Tenant's use of the Premises, or occasioned by reason of the failure of Tenant to effect repairs, maintenance, replacement or cleaning of the Premises as required under this Lease.

2.       As used herein, the following items have the following meanings:

(1) Environmental Activity is any actual, proposed or threatened use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials from, into, on, under or about the Premises, or any other activity or occurrence that causes or would cause any such event to exist.

(2) Environmental Requirements means all present and future federal, state, regional or local laws relating to the use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials.

(3) Hazardous Material is any chemical, substance or material which is classified or considered to be hazardous or toxic under any present of future federal, state, regional or local laws, regulations or guidelines.

         Tenant will not engage in nor permit the occurrence of any Environmental Activity except in the ordinary course of Tenant's business and only in compliance with all Environmental Requirements and prudent industry practices. Tenant will, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other
governmental  and  regulatory   approvals   required  under  any   Environmental
Requirements for any Environmental Activity by Tenant, including, without limitation, the discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises, and upon termination of this Lease will cause all of its Hazardous Materials to be removed from the Premises in accordance with and in compliance with all applicable Environmental Requirements.

3. Upon having knowledge thereof, Tenant will immediately notify Landlord in writing of (i)any regulatory action that has been instituted, or threatened by any governmental agency or court with respect to Tenant that relates to any Environmental Activity; (ii) any claim relating to any Environmental Activity by Tenant in, on or about the Premises, or that arises out of or in connection with any Hazardous Materials in, on, under or about the Premises or removed from the Premises; or (iii) any actual or threatened material release on, under or about the Premises or any adjacent property of any Hazardous Material, except any Hazardous Material whose discharge or emission is expressly authorized by and in compliance with a permit issued by a federal, state, regional or local governmental agency pursuant to Environmental Requirements.

4. Tenant will provide Landlord with copies of any communications with federal, state, regional or local governments, agencies or courts with respect to any Environmental Activity or Environmental Requirement relating to the Premises and any communications with any third party relating to any claim made or threatened with respect to any Environmental Activity by Tenant in, on or about the Premises.

5. Tenant will indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold Landlord and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) arising from or caused in whole or in part, directly or indirectly, by (i) an Environmental Activity by Tenant or Tenant's agents, contractors, invitees, employees or partners; or (ii) Tenant's failure to comply with any Environmental Requirement. Tenant's obligations under this Section 11 includes, without limitation, and whether foreseeable or unforeseeable, all costs of any repair or cleanup, removal or remediation action, or detoxification or decontamination of the Premises, or the preparation and implementation of any closure, remedial action or other plans in connection therewith that are required as a result of any Environmental Activity by Tenant, and survives the expiration or earlier termination of the Term.

12. Indemnity and Exculpation. As a material part of the consideration for this Lease, Tenant hereby agrees that Landlord and any lender holding a mortgage or deed of trust covering the Premises will not be liable to Tenant for any damage to Tenant's property, and Tenant waives all claims against such persons for damage to property from any cause whatsoever. Tenant further agrees that, except to the extent arising from the intentional or negligent acts of Landlord or Landlord's agents or employees, Tenant will indemnify, defend, and hold Landlord harmless from and against any and all claims, demands, liabilities, damages, judgments, orders, decrees, actions, proceedings, fines, penalties, costs and expenses, including without limitation, court costs and attorneys' fees arising from or relating to any loss of life, damage or injury to person, property or business occurring in or from the Premises, or caused by or in connection with any violation of this Lease or the use of the Premises or the Building by, or any other act or omission of, Tenant, any other occupant of the Premises, or any of their respective agents, employees, contractors or guests. Without limiting the generality of the foregoing, Tenant specifically acknowledges that this indemnity will apply to claims in connection with or arising out of any alterations or improvements to the Premises and the transportation, use, storage, maintenance, generation, manufacturing, handling, disposal, release or discharge of any hazardous materials, except to the extent that any of the same arises from the intentional or negligent acts of Landlord or Landlord's agents or employees.

13.      Public Liability and Property Damage Insurance.

1.       Public Liability and Property Damage Insurance.

(1) Tenant at its sole cost and expense will maintain during the entire Term (including any additional period that Tenant will have possession of or otherwise occupy or conduct activities in or about the Premises whether before or after the Term) public liability and property damage insurance with liability limits of not less than $2,000,000 per occurrence, combined single limit bodily injury and/or property damage liability. Landlord will be named as an additional insured under such policy or policies, and the policy or policies will be primary insurance insofar as Landlord is concerned.

(2) If Tenant fails, at any time during the Term, to keep such insurance in full force and effect, Landlord may pay the necessary premiums therefor and the repayment thereof will be deemed to be a part of the Rent due hereunder, payable as such on the next date upon which Base Rental becomes due.

(3) All public liability insurance and property damage insurance will insure performance by Tenant of the indemnity provisions of Paragraph 12; however, the procuring of insurance within the limits herein set forth is not satisfaction of Tenant's obligation to indemnify under Paragraph 12.

(4) Not more frequently than every three years, if, in the opinion of Landlord's lender or of the insurance broker retained by Landlord, the amount of public liability and/or property damage insurance coverage at that time is not adequate, Tenant will increase the insurance coverage as reasonably required by either such lender or insurance broker.

     2. Business Interruption Insurance. At all times during the Lease Term, Tenant shall procure and maintain business interruption insurance in such amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils.

3. Workers' Compensation Insurance. Tenant will also carry and maintain in full force and effect during the entire Term hereof (and during any additional period that Tenant will have possession of or otherwise occupy or conduct activities in or about the Premises whether before or after the Term) employer's liability and workers' compensation insurance as required by law.

4. Extended Coverage and "All Risk" Insurance. Tenant will also carry and maintain in full force and effect during the entire Term hereof (and during any additional period that Tenant will have possession of or otherwise occupy or conduct activities in, on or about the Premises whether before or after the
Term), at Tenant's sole cost and expense, a policy or policies of insurance for damage caused by the perils insured under Standard Fire, Extended Coverage and "All Risk" coverage forms on Tenant's furniture, fixtures, equipment, improvements, alterations, trade fixtures, and other personal property. Landlord will be named as an additional insured on such policy or policies, to the extent of its interest in such property, and the limits of coverage will be equal to 90% of the full current replacement value of such property.

     5. Builder's Risk Insurance. If Tenant makes any alterations of the Premises, Tenant will, at Tenant's sole cost and expense, carry "All-Risk" builder's risk insurance, completed value form, in an amount satisfactory to Landlord.

6. Waiver of Subrogation. With respect to any loss or damage to property, the parties each hereby waive all rights of subrogation of their respective insurers, provided such waiver of subrogation will not affect the right of the insured to recover thereunder. The parties agree that their respective insurance policies are now, or will be, endorsed such that said waiver of subrogation will not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

7.   Other Insurance Matters.  All the insurance required under this Lease will:

(1) Be issued by insurance companies authorized to do business in California, with a financial rating of at least an A-10 status as rated in the most recent edition of Best's Insurance Reports.

(2) Contain an endorsement requiring thirty (30) days' written notice from the insurance company to both parties and to Landlord's lender before cancellation or change in coverage, scope, or amount of any policy.

(3) Be renewed not less than twenty (20) days before expiration of the term of the policy.

(4) If Tenant fails to obtain Business Interruption Insurance as provided in subparagraph B above, Tenant waives all claims against Landlord for losses that would have been covered by such insurance, and Tenant covenants not to sue Landlord for any reason whatsoever on account of any direct or indirect loss of earnings .

         Each policy of insurance required under this Lease, or a certificate of the policy, together with evidence of payment of premiums, will be deposited with Landlord at the commencement of the Term and on each renewal of the policy.

     8. Construction. Nothing in this Paragraph 13 will be construed as creating or implying the existence of (i) any ownership by Tenant of any alterations in, on or about the Premises or (ii) any right of Tenant to make any alterations in, on or about the Premises.
1.

14. Rules and Regulations. The Rules and Regulations attached hereto as Exhibit C are hereby incorporated by reference herein and made a part hereof. Tenant shall abide by, and faithfully observe and comply with the Rules and Regulations and any reasonable and non-discriminatory amendments, modifications and/or additions thereto as may hereafter be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order and/or cleanliness of the Premises and/or the Building. Landlord shall not be liable to Tenant for any violations of such rules and regulations by any other tenant or occupant of the Building.

15.      Utilities and Services.

1. Landlord agrees to furnish or cause to be furnished to the Premises, during reasonable hours determined by Landlord and subject to applicable law and the rules and regulations of the Building, the following utilities and services, subject to the conditions and standards set forth herein: (i) non-attended automatic elevator service (if the Building has such equipment serving the Premises), in common with Landlord and other tenants and occupants and their agents and invitees, (ii) water for drinking and rest room purposes, (iii) reasonable janitorial and cleaning services, provided that the Premises are used exclusively for office purposes and are kept reasonably in order by Tenant (if the Premises are not used exclusively as offices, Landlord, at Landlord's sole discretion, may require that the Premises be kept clean and in order by Tenant, at Tenant's expense, to the satisfaction of Landlord and by persons approved by Landlord; and, in all events, Tenant will pay Landlord for the cost of removing Tenant's refuse and rubbish, to the extent the same exceeds the refuse and rubbish attendant to normal office usage), (iv) radiant heat and air conditioning, (v) at all reasonable times, electric current as required for building standard lighting and customary office equipment. However: (a) without Landlord's consent, Tenant may not install, or permit the installation, in the Premises of any space heaters, air conditioning equipment, electronic equipment or other type of equipment or machines which will increase Tenant's use of electric current in excess of that which Landlord is obligated to provide hereunder (provided, however, that the foregoing will not preclude the normal use of personal computers or similar office equipment); (b) if Tenant requires electric current which may disrupt the provision of electrical services to other Tenants or which exceeds normal usage for Tenants in the Building, Landlord may refuse to grant its consent or may condition its consent upon Tenant's paying the cost of installing and providing any additional facilities required to furnish such excess power to the Premises and upon the installation in the Premises of electric current meters to measure the amount of electric current consumed, Tenant will pay for the cost of such meter(s) and the cost of installation, maintenance and repair thereof, as well as for all excess electric current consumed at the rates charged by the applicable local public utility, plus a reasonable amount to cover the additional expenses incurred by Landlord in keeping account of the electric current so consumed; and (c) if Tenant's increased electrical requirements will materially affect the temperature level in the Premises or the Building, Landlord's consent may be conditioned upon Tenant's requirement to pay such amounts as will be incurred by Landlord to install and operate any machinery or equipment necessary to restore the temperature level to that otherwise required to be provided by Landlord, including but not limited to the cost of modifications to any air conditioning system. Landlord will not, in any way, be liable or responsible to Tenant for any loss or damage or expense which Tenant may incur or sustain if, for any reasons beyond Landlord's reasonable control, either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants that at all times its use of electric current will never exceed the capacity of the feeders, risers or electrical installations of the Building. If submetering of electricity in the Building will not be permitted under future laws or regulations, the Rent will be equitably and periodically adjusted to include an additional payment to Landlord reflecting the cost to Landlord for furnishing electricity to Tenant in the Premises. Any amounts which Tenant is required to pay to Landlord pursuant to this section are due within ten (10) business days after demand by Landlord and are Additional Rental.

2. Landlord is not liable for any failure to furnish, stoppage of, or interruption in furnishing any of services or utilities, when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disputes, labor disturbances, governmental regulation, civil disturbances, acts of war, moratorium or other governmental action, or any other cause beyond Landlord's reasonable control, and, in such event, Tenant is not entitled to any damages nor will any failure or interruption abate or suspend Tenant's obligation to pay Base Monthly Rental and Additional Rental or be construed as a constructive or other eviction of Tenant. Further, in the event any governmental authority or public utility promulgates or revises any law, ordinance, rule or regulation, or issues mandatory controls, or voluntary controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service, Landlord may take any reasonably appropriate action to comply with such law, ordinance, rule, regulation, mandatory control or voluntary guideline and Tenant's obligations hereunder will not be affected by any such action of Landlord. The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant must obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in this Lease. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law. The foregoing notwithstanding, in the event that such services are interrupted for a period of more than ten (10) consecutive days and such interruption prevents Tenant from conducting its business at the Premises, Tenant's Base Rent hereunder will be abated for the period of interruption.

16. Personal Property Taxes. Tenant is responsible for and will pay before delinquency all taxes and other governmental charges and impositions levied against Tenant, Tenant's improvements, fixtures, trade fixtures, alterations, furniture, fixtures, equipment, or other personal property, Tenant's leasehold interest, the Rent or other charges payable by Tenant, any business carried on at the Premises, or in connection with the use or occupancy thereof, including, without limitation, City of San Francisco Gross Receipts Taxes, payroll taxes, any general or special assessments, levies, fees or charges, transit or transportation charges, housing subsidies and/or housing fund assessments, possessory interest taxes, business or license taxes or fees, job training subsidies and/or assessments, or open space charges, irrespective of whether any of the foregoing is assessed or designated as a real or personal property tax, and irrespective of whether any of the foregoing is assessed to or against Landlord or Tenant. Should any of the foregoing be applied in any manner to the real property taxes levied on the Building or appurtenances thereto, Tenant, upon demand, will pay such personal property taxes to Landlord who in turn will pay the same to the property tax collector.

17.      Maintenance.

1. Upon occupancy, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant, at its sole cost and expense, will keep the Premises and every part thereof in good and sanitary condition and repair, damage thereto by fire, earthquake, act of God or the elements excepted unless caused by Tenant's negligence or willful act. Tenant agrees to carry out promptly all maintenance that at any time may become necessary to put and keep the Premises in as good and sanitary a condition as when received by Tenant from Landlord, reasonable wear and tear excepted, and, the preceding sentence notwithstanding, to replace immediately all interior glass now or hereafter installed in the Premises, however broken. Maintenance or repair required because of burglary or vandalism will be the sole responsibility of Tenant, unless required as a result of Landlord's grossly negligent or intentional misconduct.

2. If, during the Term, because of the Tenant's use of the Premises, any alterations or improvements to the Premises are required by law, whether or not such law was within the contemplation of the parties upon execution of this Lease, Tenant will be obligated to make such alterations or improvements at its sole cost and expense. However, if such alterations are required on a Building-wide basis, and are not related to Tenant's particular use of the Premises, Tenant's obligation under this Paragraph B will be limited to $5,000.

3. Tenant hereby waives all rights under,  and the benefits of,  Subsection 1 of
Section 1932 and Sections 1941 and 1942 of the California Civil Code, and under any similar law, permitting Tenant to make repairs at the expense of Landlord or to terminate a lease by reason of the condition of the leased premises.

18. Restoration of Premises. Tenant agrees that upon the expiration of the Term, the earlier termination of the Lease for whatever reason, or Tenant's abandonment of the Premises, whichever occurs first, Tenant will surrender or leave the Premises in the same condition as when received, reasonable wear and tear excepted, and damage by fire, earthquake, acts of God, or the elements excepted, unless caused by Tenant's negligent or willful act or omission, and if Tenant has made any alteration or improvement of the Premises, without Landlord's consent as required by this Lease, Tenant will effect the restoration of the Premises unless Landlord has expressly set forth in writing that a particular alteration or improvement will not be removed. As used throughout this paragraph, "restoration" means the reconstruction, rebuilding, rehabilitation, and repairs necessary to return altered, improved, or damaged portions of the Premises and other damaged property in, on or about the Premises to substantially the same physical condition in which they were immediately before the alteration, improvement, or damage.

19. Entry by Landlord. Landlord reserves the right and Tenant will permit Landlord and its authorized representatives to enter the Premises at all reasonable times for purposes of (i) inspecting, performing maintenance or making alterations of the Premises or any other portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences, and props as Landlord may reasonably require; (ii) posting notices of nonresponsibility or nonliability for alterations or repairs; (iii) placing upon the Premises any usual or ordinary "for rent" signs; or (iv) showing or submitting the Premises to prospective purchasers or tenants, all of which actions Landlord may take without any abatement of Rent. Tenant hereby waives any claim for damages for any injury or inconvenience to or interferences with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by such entry. Landlord will use reasonable efforts in order that the entrance to the Premises will not be blocked by the making of such alterations or the performing of such maintenance and that the business of Tenant will not thereby be interfered with unreasonably. For each of the aforesaid purposes, Landlord will at all times have and retain a key with which to unlock all of the doors in, upon, and about the Premises, excluding Tenant's vaults, safes, file cabinets and desks, and Landlord may use any means which Landlord deems proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, will not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof. Landlord has the right to make alterations to or demolish the Building or erect other buildings on the real property adjacent thereto. Tenant will not in such event be entitled to any direct or consequential damages for any damage or inconvenience occasioned thereby, but Landlord will use its best efforts to accomplish such work in such a manner as to inconvenience Tenant as little as possible. In the event Tenant is deprived of the use of the Premises by reason of the demolition of the Building, this Lease will terminate without any liability of Landlord to Tenant.

20. Estoppel Certificates. At any time not more than ten (10) days after a request is received from Landlord, Tenant will execute, acknowledge and deliver to Landlord, or to such party as Landlord may designate a written statement certifying the date of commencement of this Lease, that this Lease is unmodified and in full force and effect (or, if there have been any modifications of this Lease, that the Lease is in full force and effect as modified and stating the date and nature of the modification or modifications), that Landlord is not in default under this Lease (or, if there is any claimed default, stating the nature and extent thereof), that Tenant is not in default under this Lease (or, if Tenant is in default, specifying the nature and extent thereof), the current amounts of and the dates up to which Rent has been paid, the period for which Rent and other charges have been paid in advance, and any additional matters or information that may reasonably be requested by Landlord. It is expressly understood and agreed that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the Building or any lender, prospective lender, or any assignee or prospective assignee of any lender, and by any third person. Tenant's failure to deliver such a statement within said 10-day period will be conclusive against Tenant (i) that this Lease is in full force and effect, without modifications except as may be represented by Landlord, (ii) that there are no defaults in Landlord's performance hereunder, and (iii) that not more than one month's Rent has been paid in advance.

21. Abandonment of Premises. Tenant will not vacate or abandon the Premises at any time during the Term. If Tenant abandons, vacates or surrenders the Premises, or is dispossessed by process of law or otherwise, any personal property belonging to Tenant and left in or on the Premises will be deemed to be abandoned, except as to such property as may be mortgaged to Landlord, and, at the option of Landlord, such property may be removed and stored in any public warehouse or elsewhere at the cost of and for the account of Tenant, and Landlord shall have a lien thereupon for the costs of removal and storage as well as all other sums which Tenant owes Landlord. At Landlord's option, such property shall conclusively be deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord.

22. Removal of Trade Fixtures of Tenant at End of Term. If Tenant fully and faithfully performs all of Tenant's obligations under this Lease, then Tenant may remove, and upon the request of Landlord will remove, at Tenant's sole cost and expense, all trade fixtures and movable furniture installed in, on or about the Premises by Tenant, provided that such removal may be effected without damage to the Premises.

23. Surrender of Lease. The voluntary or other surrender of this Lease by Tenant, accepted by Landlord, or the mutual cancellation hereof, will not work a merger and, at the option of Landlord, will either terminate any or all existing subleases or subtenancies or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

24. Holding Over. Any holding over after the expiration of the Term with the written consent of Landlord will be construed to be a tenancy from month to month at a rent equal to 150% of the Rent payable under this Lease during the last full month before the date of such expiration, provided that Landlord may specify a higher rent upon thirty (30) day's notice. In addition, Tenant will indemnify Landlord and hold it harmless from and against all damages, costs, claims, causes of action, liabilities, and expenses (including, without limitation attorneys' fees and expenses and claims for damages by any other person to whom Landlord may have leased all or any part of the Premises effective upon such expiration) sustained by Landlord by reason of such retention.

25.      Grace Period.

1. No default or breach of any of the terms, covenants or conditions of this Lease will exist on the part of Landlord until (i) Tenant serves Landlord with a notice specifying with particularity the default or breach alleged to exist and
(ii) Landlord fails to perform or observe said term, covenant or condition, as the case may be, within a reasonable time not to exceed thirty (30) days after receiving the notice.

2. If the Landlord is delayed or prevented from performing the act required by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive laws, or any other cause beyond Landlord's reasonable control, the performance of the act will be excused for the period of the delay, and the period for the performance of the act will be extended for a period equivalent to the period of such delay.

     26. Landlord's Remedies Upon Default. Landlord has the following remedies if Tenant breaches or defaults on this Lease. These remedies are not exclusive but are in addition to any rights and remedies now or later allowed by law or in equity.

1. Landlord may either terminate Tenant's right of possession to the Premises, thereby terminating this Lease, or have this Lease continue in full force and effect with Tenant having the right of possession to the Premises. If Landlord elects to terminate Tenant's right of possession to the Premises, then Landlord will have the immediate right of entry to and may remove all persons and property from the Premises. Such property so removed may be stored in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such termination Landlord, in addition to any other rights and remedies, including rights and remedies under Subparagraphs (1), (2) and (4) of Subdivision (a) of
Section 1951.2 of the California Civil Code, or any amendment to or any successor law of that section, will be entitled to recover from Tenant the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of the award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided. The amount Landlord may recover under Subparagraph (4) of Subdivision (a) of Section 1951.2 of the California Civil Code will include, without limitation, the cost of recovering possession of the Premises, expenses of reletting (including advertising), brokerage commissions and fees, costs of placing the Premises in good order, condition and repair, including necessary maintenance and restoration of the Premises, attorneys' fees, court costs and costs incurred in the appointment of and performance by a receiver to protect the Premises or Landlord's interest under this Lease. The worth at the time of the award of the amount referred to in Subparagraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code will be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%). The worth at the time of the award referred to in Subparagraphs (1) and
(2) of Subdivision (a) of Section 1951.2 of the California Civil Code will be computed by allowing interest at the maximum rate permitted by law. Prior to such award, Landlord may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder.

2. Any proof by Tenant  under  Subparagraphs  (2) or (3) of  Subdivision  (a) of
Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided will be made in the following manner: Landlord and Tenant will each select a licensed real estate broker in the business of renting property of the same type and Purpose as the Premises and in the same geographic vicinity; these two brokers will select a third licensed real estate broker of similar qualifications; the two brokers selected by the parties will determine the amount of rental loss that could be reasonably avoided for the balance of the Term after the time of the award. The third broker will then decide which of the two brokers has made the better determination of the worth at the time of the award, and his decision will be final and binding on the parties.

3. If Landlord elects to keep this Lease in full force and effect with Tenant retaining the right of possession to the Premises (notwithstanding the fact that Tenant may have vacated or abandoned the Premises), Landlord may enforce all of its rights and remedies under this Lease or allowed by law or in equity including, but not limited to, the right to recover the installments of Rent as they become due under this Lease; additionally, the Landlord has the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right of possession to the Premises, thereby terminating this Lease, for any previous breach or default which remains uncured, or for any existing or subsequent breach or default. For purposes of Landlord's right to continue this Lease in effect upon Tenant's breach or default, acts of maintenance or preservation or efforts by Landlord to relet the Premises or the appointment of a receiver on initiative of Landlord to protect its interest under this Lease do not constitute a termination of Tenant's right of possession.

4. If Landlord elects to keep this Lease in full force and effect, Landlord may, as attorney-in-fact of Tenant, sublet the Premises, or any part thereof, from time to time and for such tenant, at such rent, and upon such other terms, covenants and conditions as Landlord in its sole discretion may deem advisable with the unqualified right to make alterations, effect restoration, and perform maintenance to the Premises. Upon each such subletting (i) Tenant will be responsible for, in addition to Tenant's indebtedness to Landlord other than Rent due hereunder, the costs of such subletting and of such alterations, restoration and maintenance incurred by Landlord, and the amount by which the Rent hereunder for the period of such subletting (to the extent such period does not exceed the Term hereof) exceeds the amount agreed to be paid as Rent for the Premises for the period of such subletting, or (ii) at the option of Landlord, rents received from such subletting will be applied: first, to the payment of Tenant's indebtedness to Landlord other than Rent due hereunder; second, to the payment of costs of such subletting and of such alterations, restoration and maintenance; third, to the payment of Rent due and unpaid hereunder; and fourth, the residue, if any, to be held by Landlord and applied in payment of future Rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting and such rent is not promptly paid to Landlord by the subtenant(s), or if such rent received from such subletting during any month is less than the Rent to be paid during that month by Tenant hereunder, Tenant will pay any such deficiency to Landlord. Such deficiency will be calculated and paid monthly on the date Rent is due and payable hereunder. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, will be construed as an election on Landlord's part to terminate this Lease unless a notice of such election is given to Tenant. Notwithstanding any such subletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease for any previous, existing or subsequent breach or default. At Landlord's option and application, a receiver for Tenant will be appointed to take possession of the Premises, to exercise Landlord's right to sublet the Premises as attorney-in-fact for Tenant, and to apply any rent collected from the Premises as provided herein.

     5. Nothing in this paragraph affects Landlord's right of to indemnification for liability arising prior to the termination of the Lease for damage to person or property.

6. If Tenant is in default in the performance of any term, covenant or condition to be performed by it under this Lease, then, after notice and without waiving or releasing Tenant from the performance of such term, covenant or condition, Landlord may, but will not be obligated to, perform the same, and, in exercising any such right, may pay necessary and incidental costs and expenses in connection therewith. All sums so paid by Landlord, together with interest thereon at the maximum rate of interest allowed by law, will be deemed Additional Rent hereunder and will be payable to Landlord by Tenant on the next rent-paying day.

7. Rent not paid when due bears interest, in addition to any late charge provided hereunder, at the maximum rate of interest allowed by law from the date due until paid.

8. No security or guaranty which may now or hereafter be furnished Landlord for the payment of the Base Rental or for performance by Tenant of the other terms, covenants or conditions of this Lease will in any way be a bar or defense to any action in unlawful detainer, for the recovery of the Premises, or to any action which Landlord may at any time commence for a breach of any of the terms, covenants or conditions of this Lease.

27. Attorneys' Fees on Default. If either Landlord or Tenant obtain legal counsel or bring an action against the other for any reason relating to or arising out of this Lease, the unsuccessful party will pay to the prevailing party its attorneys' fees, which will be payable whether or not such action is prosecuted to judgment. The term "prevailing party" includes, without limitation, a party who obtains substantially the relief sought whether by compromise, settlement or judgment.

28. Insolvency. Any of the following is a breach of this Lease by Tenant and a default hereunder:

1. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant; or

2.      A general assignment by Tenant for the benefit of creditors; or

3. Any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act; or

4. The admission by Tenant in writing of its inability to pay its debts as they become due; or

5. The levying of execution upon any interest of Tenant in or under this Lease or upon the property of Tenant within the Premises, unless the same will be bonded against or discharged within twenty (20) days following the levy or within five (5) days prior to the proposed sale thereunder, whichever is earlier; or

6. The attachment or garnishment of any interest of Tenant in, to, or under this Lease or upon the property of Tenant in the Premises, unless it is discharged within twenty (20) days after the levy thereof.

      Upon any such event, this Lease terminates five (5) days after receipt by Tenant of notice of termination; provided, however, that notwithstanding such termination, Landlord may enforce its remedies under Paragraph 26 and provided further that neither such termination nor such exercise of remedies will terminate the right of Landlord or any lender to enforce any indemnities given by Tenant under this Lease. In no event will this Lease be assigned or assignable by reason of any voluntary or involuntary bankruptcy proceedings, nor will any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency, or reorganization proceedings, except at the election of Landlord so to treat the same. In the event this Lease is assumed and assigned by Tenant's trustee in bankruptcy, Landlord will require that such assignee deposit with it security in an amount equal to Landlord's then standard security deposit requirements for similar tenants of the Building.

29.      Assignment or Subletting.

1. Tenant will not, directly or indirectly, voluntarily or involuntarily, assign, pledge, encumber, or otherwise transfer this Lease or any interest therein, and will not sublet the Premises or any part thereof or any right or privilege appurtenant thereto, or permit any other person (the authorized representatives of Tenant excepted) to occupy or use the Premises or any portion thereof (collectively "assign") without first receiving the written consent of Landlord. Landlord agrees not to unreasonably withhold such consent, but may in lieu of granting such consent terminate this Lease or exercise its other rights as hereinafter provided. Any such assignment without Landlord's consent will be void and will, at the option of Landlord, constitute a default hereunder entitling Landlord to terminate this Lease and giving rise to all other remedies available to Landlord for breach of this Lease. A consent to one assignment will not be deemed to be a consent to any other or further assignment. This Lease and any interest in it will not be assignable as to the interest of Tenant by operation of law without the prior written consent of Landlord.

2. If Tenant contemplates an action under Subparagraph A, Tenant will give Landlord forty-five (45) days' notice thereof, designating the terms proposed and, if a sublease, the term thereof and space proposed to be sublet. Tenant will also provide a current financial statement of any proposed assignee and any further information which Landlord may reasonably request . Landlord may, upon notice to Tenant within thirty (30) days after receipt of Tenant's notice of intention to assign, (i) assign from Tenant any portion of the Premises proposed by Tenant to be assigned, for the term for which such portion is proposed to be assigned, but at the same Rent as Tenant is required to pay to Landlord under this Lease for the same space, computed on a pro rata share of rentable square footage basis, (ii) terminate this Lease as it pertains to the portion of the Premises so proposed by Tenant to be assigned, (iii) approve Tenant's proposal to assign, subject to Landlord's subsequent written approval of the specific agreement between Tenant and the proposed assignee, or (iv) terminate this Lease in its entirety if, after said subleasing or assignment, Tenant will have then subleased or assigned more than 25% of the original square footage of the Premises. Upon acceptance of the offer to terminate this Lease as it pertains to the portion of the Premises Tenant seeks to assign or upon acceptance of the offer to terminate this Lease in its entirety, this Lease (in its entirety or as it pertains to said portion, as the case may be) will terminate as of the end of the calendar month in which such notice of acceptance is given to Tenant. Tenant must then vacate and surrender all or such portion of the Premises and the provisions of this Lease applicable to termination upon expiration of the Term will apply to all or to such portion of the Premises. Such termination will not relieve Tenant from liability for any breach or default with respect to all or such portion of the Premises occurring prior to termination.

3. For purposes of this paragraph, the following events will be deemed an assignment of this Lease or a sublease of the Premises, as appropriate: (i) the issuance of an equity interest (whether a stock or partnership interest or otherwise) to any person or group of related persons, in a single transaction or a series of related or unrelated transactions such that, following such issuance, such person or group will have control of Tenant; or (ii) a transfer of control in a single transaction or a series of related or unrelated transactions (including, without limitation, by consolidation, merger, or reorganization), except that the transfer of the outstanding stock of any corporate Tenant by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, through any recognized national or international securities exchange or through the "over-the-counter" market will not be included in the determination of whether control has been transferred. For purposes of this paragraph, "control" will mean ownership of not less than 50% of the voting stock of a corporation or of not less than 50% of the legal or equitable interest in any other business entity.

4. A corporate Tenant will have the right in the event of a merger, consolidation, reorganization, or recapitalization, whether or not Tenant survives as the surviving corporation, to assign or transfer this Lease to such surviving corporation; provided, however, such right of assignment or transfer will be limited to an assignee whose net worth is equal to or greater than the net worth of Tenant at the time of such assignment or transfer. In the event Tenant contemplates making an assignment or transfer as provided in this subparagraph, Tenant will give thirty (30) days' notice to Landlord of its intention to make such assignment or transfer and will furnish Landlord with all pertinent information as to the net worth of the proposed assignee or transferee.

5. In all events, if this Lease is assigned other than to Landlord, Tenant will continue to be primarily liable under this Lease and the assignee will execute an agreement by which it assumes and agrees to be jointly and severally liable for the complete performance by Tenant of its obligations hereunder.

6. Tenant irrevocably assigns to Landlord, as security for the performance of Tenant's obligations under this Lease, all rent from any assignment of all or any part of the Premises. A receiver for Tenant, appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease except that, until the occurrence of an act of default by Tenant, Tenant will have the right to collect such rent.

7. In no event may Tenant assign this Lease or sublet the Premises, or any portion thereof, to any then-existing or prospective tenant of the Building. In addition, neither Tenant nor any other person having an interest in the possession, use, occupancy, or utilization of the Premises will enter into any lease, sublease, license, concession, or other agreement for use, occupancy, or utilization of space in the Premises which provides for rental or other payment for such use, occupancy, or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipt or sales) and any such purported lease, sublease, license, concession, or other agreement is void and ineffective as a conveyance of any right or interest in the possession, use, occupancy, or utilization of any part of the Premises.

8. Tenant will pay to Landlord the amount of Landlord's reasonable cost of processing every proposed assignment (including, without limitation, the cost of attorneys' and other professional fees and the administrative, accounting, and clerical time of Landlord), and the amount of all reasonable direct and indirect expenses as well as a minimum fee to Landlord of $500 arising from any assignee's or subtenant's taking occupancy (including, without limitation, the expenses of freight elevator operation for the moving of furnishings, trade fixtures and other personal property, security service, janitorial and cleaning service, and rubbish removal service). Notwithstanding anything to the contrary contained in this Lease, Landlord will have no obligation to process any request for its consent to assignment or sublease prior to Landlord's receipt of payment by Tenant of the amount of Landlord's estimate of the processing costs and expenses and all other direct and indirect costs and expenses of Landlord and its authorized representatives arising from such matter.

9. If Landlord consents to any assignment or subletting, sixty-six (66) percent of the amount by which all consideration received by Tenant in connection with such assignment or subletting, whether denominated as rent or otherwise, exceeds the consideration which Tenant is obligated to pay Landlord under this Lease will be paid to Landlord promptly after receipt as additional Rent under the Lease without affecting or reducing any other obligation of Tenant hereunder. If less than the entire Premises is assigned or sublet, Tenant's rental obligations shall be prorated based upon the amount of space assigned or sublet. (For example, if Tenant was leasing space at $3.00 per rentable square foot per month and subleased four (4) offices in the Premises, containing a total of 1,000 rentable square feet, for $4,000 per month, Tenant would owe the Landlord the sum of $666.00 per month, calculated as follows: Sublease rent of $4000 minus Tenant's prorated rent for that space of $3000 (1,000 sq. ft. sublet times $3.00/sq. ft. times .66).

30. Transfer by Landlord - Release from Liability. If Landlord sells or transfers the Building, or assigns its interest as Landlord in this Lease, then, from the effective date of such sale, assignment or transfer, Landlord will be released from all further liability to Tenant, express or implied, under this Lease, and Tenant agrees to look solely to the successor in interest of Landlord in and to the Building or this Lease, except as to any matters of liability based upon Landlord's action prior to transfer or that have accrued and remain unsatisfied as of the date of such sale, assignment or transfer. It is intended that the covenants and obligations contained in this Lease on the part of Landlord will be binding upon Landlord and its successors and assigns only during their respective periods of ownership of the fee or leasehold estate, as the case may be. If any security is given by Tenant to secure the faithful performance of all or any part of the terms, covenants and conditions of this Lease on the part of Tenant, Landlord may transfer and deliver the security to the successor in interest of Landlord, and thereupon Landlord will be discharged from any further liability in reference thereto. Landlord may enter into any transaction described in this paragraph without the consent of Tenant.

31. Damage. If the Premises or the Building is damaged from any cause covered by Landlord's standard fire and extended coverage insurance, Landlord will forthwith repair such damage provided the cost of repair does not exceed the insurance proceeds and provided further such repairs can be made within sixty
(60) days after such damage occurs. This Lease will remain in full force and effect during the period such repairs are being made. Such damage will not in any way void or render voidable this Lease or any provision hereof, and provided such damage was not caused by Tenant's negligent or willful act, Tenant will be entitled to a proportionate reduction of Rent while such repairs are being made in an amount that is in the same proportion to the Rent as the rentable area of the portion of the Premises so damaged bears to the total rentable area of the Premises. If such damage was caused by any risk not covered by Landlord's insurance, or if the cost of repairs exceeds the insurance proceeds payable, Landlord may, at its option, make such repairs, provided the repairs can be made within sixty (60) days after such damage occurs, and, in such event, this Lease will remain in full force and effect and will be neither void nor voidable, but Tenant will be entitled to a proportionate reduction of Rent while such repairs are being made in an amount that is in the same proportion to the Rent as the rentable area of the portion of the Premises so damaged bears to the total rentable area of the Premises. If Landlord elects not to make repairs it is not obligated to make, or if such repairs cannot be made within the 60-day period, this Lease may be terminated by either party upon notice and without liability to the other party. If either Landlord or Tenant gives notice of termination as provided herein, this Lease and all interests of Tenant in the Premises will terminate on the date specified in the notice. Landlord will under no circumstances be required to repair any damage by fire or any other cause, whether of a similar or dissimilar nature, to the property of Tenant. Tenant hereby specifically waives the provisions of Section 1932, Subdivision 2 and
Section 1933, Subdivision 4, of the California Civil Code. In the event the Building is damaged to the extent of more than twenty percent (20%) of the then replacement cost thereof, Landlord (or Tenant if Tenant will be unable to conduct its business on the Premises for more than sixty (60) consecutive days) may elect to terminate this Lease, whether the Premises are damaged or not and without liability to Tenant. A total destruction of the Premises or of the Building will terminate this Lease without liability to Tenant.

32.      Condemnation.

1. As used in this Lease, "condemn" is coextensive with the phrase "right of eminent domain", i.e., the right of people or government to take property for government or public use, and will include the intention to condemn expressed in writing as well as the filing of any action or proceeding for condemnation.

2. If any action or proceeding is commenced for the condemnation of the Building or any part thereof, or if Landlord is advised in writing by any agency, entity or body having the right or power of condemnation of its intention to condemn the same, then Landlord may:

(1) Without any obligation or liability to Tenant, and without affecting the validity and existence of this Lease other than as hereinafter provided, agree to sell or convey to the condemnor the part or portion of the Premises or Building sought by the condemnor free from this Lease and the rights of Tenant hereunder. Such agreement may be made without first requiring that any action or proceeding be instituted, or if such action or proceeding will have been instituted, without requiring any trial or hearing thereof, and Landlord is expressly empowered to stipulate to judgment therein.

(2)      Terminate this Lease and all rights of Tenant hereunder.

(3) Continue this Lease in full force and effect, provided that such condemnation does not result in a taking of the Premises. If this Lease continues in full force and effect and by reason of the condemnation an alteration of the Building is required, and such alteration materially interferes with Tenant's business in the Premises, then Tenant will be entitled to a reasonable abatement in Rent during the period of such modification or alteration to the extent such work interferes with Tenant's business.

3. If a portion of the Premises is permanently condemned and taken, and such condemnation and taking materially affects Tenant's business in the Premises, then Tenant will have the option of either terminating all of its obligations under this Lease or continuing this Lease in full force and effect with respect to such portion of the Premises not taken. In such latter event, Rent for the remainder of the Term will be reduced in the proportion which the rentable square footage of the Premises taken bears to the total rentable square footage of the original Premises.

4. If, as a result of any such condemnation proceedings, a leasehold interest or right of possession only is so condemned or taken for a period of time less than the then unexpired Term of this Lease, this Lease will continue in full force and effect and any condemnation award will be payable to Landlord and will be credited by Landlord against the Rent payable by Tenant for said period. If the amount received by Landlord is in excess of said Rent, Tenant will be entitled to receive such excess, and, if the amount so received by Landlord is less than said Rent, then Tenant will pay the amount of such deficiency to Landlord, if such condemnation is for a period of time extending beyond the expiration of the Term of this Lease, the foregoing provisions will apply only up to the date of expiration of the Term. Upon said expiration, Landlord will receive all awards thereafter payable, and no accounting will be made to Tenant for such period extending beyond said expiration.

5. All compensation and damages awarded for the taking of the Premises, Building, or any portion or portions thereof, will, except as otherwise herein provided, belong to and be the sole property of Landlord, and Tenant will not have any claim or be entitled to any award for diminution in value of its leasehold interest hereunder or for the value of any unexpired Term of this Lease; provided, however, Tenant will be entitled to any separate award that may be made for the taking of or damage to, or on account of any cost or damage Tenant may sustain in the removal of, Tenant's merchandise, fixtures, trade fixtures, equipment and furnishings.

1.

6. If this Lease is terminated, in whole or in part, under this paragraph, all Rent and other charges payable by Tenant to Landlord hereunder and attributable to the Premises taken will be paid up to the date upon which actual physical possession will be taken by the condemnor, and the parties will thereupon be released from all further liability in relation thereto.

33. Subordination to Encumbrances. This Lease, and the leasehold estate created hereby, is at all times subject to and subordinate to any lien or encumbrance, and replacements thereof, in any amount whatsoever now existing or hereafter placed on or against the Building or any part thereof, or against Landlord's interest or estate therein, without the necessity of having further instruments executed on the part of Tenant to effectuate such subordination. However, Landlord or any lender may elect to make this Lease prior and superior to any lien and encumbrance placed or to be placed by Landlord upon or against the Premises or Building, or any part thereof, which election will, of and by itself and without further notice to or act or agreement of Tenant, make this Lease and the estate created hereby prior and superior to any lien or encumbrance, whether presently existing or hereinafter created. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such superiority or subordination of this Lease to such liens or encumbrances as may be required by Landlord or any lender. Tenant hereby irrevocably appoints Landlord its attorney-in-fact to execute and deliver any instrument or instruments for or in the name of Tenant to effectuate such actions. In the event of foreclosure or exercise of any power of sale under any lien or encumbrance superior to this Lease or to which this Lease is subject or subordinate, Tenant will, upon demand, attorn to the purchaser at any foreclosure sale or pursuant to the exercise of any power of sale, in which event this Lease will not terminate, and Tenant will automatically be and become the Tenant of said purchaser upon the same terms, covenants and conditions as are contained in this Lease. In the event of attornment, no lender shall be: (i) liable for any act or omission of Landlord, or subject to any offsets or defenses which Tenant might have against Landlord (prior to such lender becoming Landlord under such attornment), (ii) liable for any security deposit or bound by any prepaid Rent not actually received by lender, or (iii) bound by any future modifications of this Lease not consented to by such lender. If, in connection with Landlord's obtaining financing for the Building, the lender requests reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder. In the event of any default on the part of Landlord, Tenant will file notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee under a mortgage covering the Property or the Building whose address has been disclosed to Tenant, and offer such beneficiary or mortgagee a reasonable opportunity to cure the default, not less than thirty (30) days in any event, including time to obtain possession of the Property or the Building by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. Tenant shall execute such documentation as Landlord may reasonably request from time to time, in order to confirm the matters set forth in this paragraph in recordable form.

34. Relocation. Landlord shall have the right, at its option upon not less than sixty (60) days prior written notice to Tenant, to relocate Tenant and to substitute for the Premises described above other space in the Building containing at least as much rentable area as the Premises described in Section 1A above. If Tenant is already in occupancy of the Premises, then Landlord shall approve in advance the relocation expenses for purposes of reimbursement for Tenant's reasonable moving and telephone relocation expenses and for reasonable quantities of new stationery upon submission to Landlord of receipts for such expenditures incurred by Tenant. The relocation premises will then become the Premises hereunder and the Rent and other sums payable hereunder will be adjusted, if necessary, to reflect any increase or decrease in the square footage of the Premises. Notwithstanding the foregoing, if Tenant is unwilling to accept any relocation premises proposed by Landlord, Tenant may terminate this Lease upon written notice to Landlord delivered within ten days following the date Tenant receives Landlord's notice as set forth above. In the event of such termination, Tenant will vacate the Premises within sixty (60) days following the date written notice of termination is delivered to Landlord and, in such event, this Lease will be terminated on the date the Premises are vacated and possession thereof is returned to Landlord.

35.      Communications and Computer Lines.

1. Tenant may, in a manner consistent with the provisions and requirements of this Lease, install, maintain, replace, remove or use any communications or computer wires, cable and related devices (collectively the "Lines") at the Building in or serving the Premises, provided: (a) Tenant obtains Landlord's prior written consent, which consent may be conditioned as required by Landlord,
(b) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) must be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (c) Tenant will pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines which are installed in violation of these provisions.

2. Landlord may, but is not obligated to: (i) install new Lines at the Property, and (ii) create additional space for Lines at the Property, and adopt reasonable and uniform rules and regulations with respect to the Lines.

3. Tenant may not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent is null and void. Except to the extent arising from the intentional or negligent acts of Landlord or Landlord's agents or employees, Landlord has no liability for damages arising from, and Landlord does not warrant that Tenant's use of any Lines will be free from the following (collectively called "Line Problems'): (x) any eavesdropping or wire-tapping by unauthorized parties, (y) any failure of any Lines to satisfy Tenant's requirements, or (z) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the Property. Under no circumstances will any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord will in no event be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

36. Effect of Exercise of or Failure to Exercise Privilege. Neither the exercise of nor failure to exercise any right, option, or privilege hereunder by Landlord or Tenant will exclude such party from exercising any and all other rights, options, or privileges hereunder at any other time, nor will such exercise or nonexercise relieve Landlord or Tenant from their obligation to perform each and every term, covenant and condition to be performed hereunder, or from damages or other remedy for failure to perform or meet their obligations under this Lease.

37. Waiver. The waiver by Landlord or Tenant of any performance or breach of any term, covenant or condition contained herein will not be deemed to be a waiver of such term, covenant or condition, or of any subsequent or continuing breach of the same, or of any other term, covenant or condition contained herein. Nor will any custom or practice that may arise between the parties in the administration of the provisions of this Lease be deemed a waiver of, or in any way affect, the right of Landlord or Tenant to insist upon the performance by the other party hereto in strict accordance with the provisions of this Lease. The subsequent acceptance of Rent hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than Tenant's breach in failing to pay the particular Rent so accepted regardless of Landlord's knowledge of such additional preceding breach at the time of the acceptance of such Rent.

38. Labor Relations. Tenant will conduct its labor relations and its relations with its employees so as to attempt to avoid all strikes, picketing, and boycotts of, on, or about the Premises or the Building. If any of Tenant's employees strike or if a picket line or a boycott is established, conducted or carried out against Tenant or its employees, or any of them, Tenant, on Landlord's request, will forthwith cease operations in and upon the Premises and remain closed until all disputes are settled.

39. Notices. All notices under this Lease will be in writing personally delivered or sent by United States certified or registered mail, postage prepaid, return receipt requested, and addressed: if to Tenant, at the Premises, or at such other address as Tenant may from time to time designate by giving notice thereof to Landlord under this paragraph; and if to Landlord, at the Building office, or at such other address as Landlord may from time to time designate by giving notice thereof to Tenant under this paragraph. Mailed notice will be deemed given 48 hours after the date of postmark.

40. Entire Agreement; Amendments. This Lease represents the entire agreement of the parties with respect to the parties' rights and duties under this Lease, and no promises or representations, express or implied, whether written or oral, not set forth herein will be binding upon or inure to the benefit of Landlord or Tenant. Tenant acknowledges that neither Landlord nor any authorized representative of Landlord, or any other person purporting to act on Landlord's behalf, has made any representation, warranty, or statement with respect to the amount of taxes that may or will be assessed against the Premises, the cost of any insurance required to be maintained by Tenant hereunder, or any other matter relating to this Lease that is not expressly covered in this Lease. With respect to such matters, Tenant is relying upon its own independent investigation and sources of information, and Tenant expressly waives any right Tenant might otherwise have to rescind this Lease or to claim damages by reason of Tenant's misunderstanding or mistake. This Lease will not be amended or modified by any oral agreement, either express or implied; all amendments and modifications hereof will be in writing and signed by both Landlord and Tenant.

41. Landmark. Tenant acknowledges that the Building has been declared a Historical Landmark in the City and County of San Francisco, and agrees to be bound by all of the applicable rules and regulations related thereto.


42. Light and Air. Tenant covenants and agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) will entitle Tenant to any reduction of Rent hereunder, result in any liability of Landlord to Tenant, or in any other way affect this Lease.

43. Auctions and Signs. Tenant will not conduct any auctions in, upon, or from the Premises, affix any signs, awnings, notices, or other advertising matter to the Premises, or issue or circulate any advertising matter in the Building without the prior written consent of Landlord. The design and character of any such signs, awnings, notices, or other advertising matter will also be subject to Landlord's prior written approval.

44. Execution, Recordation. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of an option for a lease, and this instrument will not be effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Tenant will not record this Lease or any memorandum of this Lease.

45. Tenant's Authority. If Tenant is a corporation, partnership, trust, association, or other entity, Tenant and each person executing this Lease on behalf of Tenant hereby covenant and warrant that (i) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment, or formation; (ii) Tenant has and is duly qualified to do business in California; (iii) Tenant has full corporate, partnership, trust, association, or other appropriate power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder; (iv) each person (and all persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so; and (v) when executed by both parties, this Lease and all of the terms and conditions contained herein will be binding and enforceable against Tenant.

46. Limitation of Tenant's Remedies. If Tenant obtains a judgment against Landlord, Tenant agrees to look solely to Landlord's interest in the Building for recovery.

47. Time and Applicable Law. Time is of the essence of this Lease and each and all of its provisions. This Lease will be construed and interpreted in accordance with the laws of the State of California. Tenant, Landlord and any Guarantor, consent to the exclusive jurisdiction of any federal or state court located within the City and County of San Francisco, California and any other court in which Landlord may initiate equitable or legal proceedings which has subject matter jurisdiction over the matter in controversy. Borrower waives any objection of forum non conveniens and venue. Tenant, and any guarantor, waives personal service of process and consents to service of process being made in the same manner as notices are given.

48. Name. Tenant will not use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises.

49. Provisions are Covenants and Conditions. All provisions, whether set forth herein as covenants or conditions on the part of Tenant, are deemed both covenants and conditions.

50. Severability. The unenforceability, invalidity, or illegality of any provision of this Lease, for any reason, will not render its other provisions unenforceable, invalid, or illegal. In such an event, this Lease will be equitably construed as if it did not contain the invalid, illegal, or unenforceable provision to the extent permitted by applicable law, it being the intent of the parties that this Lease will be enforced to the greatest extent possible.

51. Captions. The table of contents and the headings to the paragraphs of this Lease are for convenience only, are not part of this Lease, and will have no effect on the construction or interpretation hereof.

52. Successors. This Lease, subject to the provisions as to assignment and sublease, apply to, inure to the benefit of, and bind the heirs, successors, administrators, executors, and assigns of the parties hereto.

53. Relationship of Parties. Neither anything contained in this Lease nor any acts of the parties will be construed to create any relationship between the parties other than that of Landlord and Tenant.

54. Temporary Space. If the Premises are not ready for Tenant's occupancy by ____________________, then Landlord may, if available, provide Tenant with temporary space in the Building to be used and occupied by Tenant, at its sole cost and expense, with the obligation to pay Rent at a discounted rate of 75% of market as determined by Landlord in its sole and absolute discretion, until such time as possession of the Premises is delivered to Tenant.

55. Brokers. Tenant warrants and represents to Landlord that it has had no dealings with any real estate broker or agent or any other party who could be entitled to a commission or finder's fee in connection with the negotiation of this lease, except as set forth in paragraph 1.L. above.

56. Interpretation. The parties acknowledge that each party has reviewed and revised, and has been provided the opportunity of its respective counsel to review and revise, this Lease, and no rule of construction to the effect that any ambiguities are to be resolved against the drafting party may be employed in the interpretation or construction of this Lease, or any amendments or exhibits hereto, or any other document executed and delivered by either party in connection herewith.

57. Force Majeure. Except as may be otherwise specifically provided herein, time periods for performance under this Lease not involving the payment of money will be extended for periods of time during which the nonperforming party's performance is prevented due to circumstances beyond the party's control, including, without limitation, strikes, embargoes, governmental regulations, inability to obtain permits, acts of God, war or other strife. Tenant waives its right to terminate this Lease under Section 1932(l) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

58. Asbestos. Tenant acknowledges that it has been expressly disclosed to Tenant by Landlord's Managing Agent that the Building and the Premises contain asbestos-containing materials ("ACM"). The acknowledgment by Tenant of the ACM does not in any manner impose any liability or responsibility on Tenant for removal, treatment or abatement of such ACM or any responsibility whatsoever regarding such ACM provided, however, that Tenant shall comply with all applicable laws and regulations in connection with any work in the Premises including, but not limited to, work which requires entry into the ceiling and Exhibit F.

59. Accuracy of Tenant Information. Tenant represents and warrants that all information which Tenant has provided to Landlord prior to execution of this Lease is true and complete in all material respects; tenant further represents and warrants that all information provided to Landlord by Tenant during the term of the Lease shall be true and correct in all material respects.

      Executed as of the date first above written.

         LANDLORD:      _____________________________      100 BUSH CORPORATION


                                 By: Unreadable

                                 Its: President

                      TENANT: _____________________________


                           By: /s/ Jeffrey R. Hazarian
                          Its: Executive Vice President
                      (Chairman, President or Vice President)

                            By: /s/ James A. Robison
                                Its: Treasurer
                       (Secretary or Chief Financial Officer)

                                    EXHIBIT A

                                   Floor Plan

                                    EXHIBIT B

                          Tenant Improvement Agreement

                            (Landlord performs work)

         Landlord at its cost shall provide new Building Standard paint and carpet. Landlord shall install sprinklers and air conditioning in any portion of the Premises that currently does not have them.

                                    EXHIBIT C

                      Rules and Regulations of the Building

1. Signs. No sign, placard, picture, advertisement, name or notice will be inscribed, displayed, printed, or affixed on or to any part of the outside or inside of the Building without the prior written consent of Landlord, and Landlord will have the right to remove any such sign, placard, picture, advertisement, name, or notice without notice to and at the expense of Tenant. All approved signs or approved lettering on doors will be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. All signs located in the interior of the Premises shall be in good taste so as not to detract from the general appearance of the Premises or the Building. Tenant shall not place on or permit to be suspended from the ceiling and interior walls of the Premises any pennants, banners or other advertising. Tenant shall not solicit business in the lobby or other common areas nor distribute any advertising matter to, in or upon the common areas or other tenants' premises nor use handbills, balloons or other giveaways or promotional items for advertising at or around the Building. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule.

2. Window Coverings. Only the standard Building window coverings as established by Landlord will be hung in the windows in the Premises and the use of any other curtains, blinds, shades, or screens attached to or hung in or used in connection with any window or door of the Premises will be discontinued immediately by the Tenant. No awning will be permitted on any part of the Premises. Except as otherwise specifically approved by Landlord, all electrical ceiling fixtures along the perimeter of the Building must be fluorescent and of a quality, type, design and bulb color approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

3. Building Directory. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants, and Landlord reserves the right to exclude any other names therefrom, including subtenants. Additional names, if approved by Landlord, and name changes are to be paid by Tenant.

4. Hallways and Passages. The sidewalks, halls, passages, exits, entrances, elevators, and stairways in the Building will not be obstructed by Tenant or used for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and the Landlord will in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord will be prejudicial to the safety, character, reputation, and interest of the Building and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal or improper activities. The doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building will not be covered or obstructed. Neither Tenant nor any employees or invitees of Tenant will go upon the roof of the Building.

5. Locks. Tenant will not alter any lock nor install any new or additional locks or any bolts on any door on the Premises. Tenant will make sure that Landlord, at all times, has a key to each lock on the Premises. Tenant, upon the termination of the tenancy, will deliver to the Landlord the keys to all offices, rooms, and toilet rooms which will have been furnished to the Tenant or which the Tenant will have made. Tenant shall pay to Landlord the cost of replacing lost keys or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

6. Restrooms. The toilet rooms, toilets, urinals, wash bowls, and other restroom apparatus within the Building will not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever will be thrown therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule by Tenant or his employees or invitees will be borne by Tenant.

7. Moving In and Out of Premises; Heavy Equipment. No furniture, freight, or equipment of any kind will be brought into the Building without the consent of Landlord, and all moving of the same into or out of the Building will be done at such time and in such manner as Landlord will designate. All persons employed to move furniture,freight or equipment of any kind must be approved by Landlord in writing in advance. No hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve will be used in any space, including the common areas, of the Building, either by Tenant or by others. No other vehicles of any kind will be brought by Tenant into the Building or kept in, on or about the Premises. Tenant will not overload the floor of the Premises and Landlord will have the right to prescribe the weight, size, and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects will, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to prohibit or impose conditions upon the installation in the Premises of heavy objects which might overload the building floors. Landlord will not be responsible for loss of or damage to any such safe or property from any cause. All damage done to the Building by moving or maintaining any such safe or other property will be repaired at the expense of Tenant.

1.
8. Janitorial Services and Cleaning. Tenant will not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed by Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for the purpose of cleaning the same. Tenant will not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord will not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person. Janitor service will include ordinary dusting and cleaning by the janitor assigned to such work, and janitor service will not be furnished on Saturdays, Sundays or holidays. Window cleaning will be done only by Landlord's employees, and only between 6:00 a.m. and 5:00 p.m. No article will be hung out of any window of the Building, and Tenant will not sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors, halls, elevators, or stairways, or out of the doors or windows of the Building.

9. Use of Premises. Tenant will not mark, drive nails, screw, or drill into the partitions, woodwork, or plaster, (except in connection with the installation of normal office wall art) or in any way deface the Premises or any part thereof. No loudspeaker or other similar device, system, or apparatus which can be heard or experienced outside the Premises will, without the prior written approval of Landlord, be used in or at the Premises. No tenant or its officers, agents, employees or invitees shall mark, paint, drill into, or in any way deface any part of the Premises or the Building. Tenant will not use, keep, or permit to be used or kept any foul or noxious gas or substance in or on the Premises; permit any odor, smell, or vapor to escape from the Premises to other portions of the Building; or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor will any animals or birds be brought in or kept in or about the Premises or the Building. No cooking will be done or permitted by Tenant on the Premises, (with the exception of ordinary office coffee brewing and microwave cooking) nor will the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable, or immoral purposes. Tenant will not use or keep in or on the Premises or in the Building any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by the Landlord. Tenant will close and securely lock the windows, transoms, and doors of the Premises before leaving the Building and observe strict care not to leave windows open when it rains. Tenant will exercise care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building and that all electricity, gas, or air conditioning will likewise be carefully shut off, so as to prevent waste or damage. For any default or carelessness Tenant will make good all injuries sustained by Landlord or other tenants or occupants of the Building.

10. Communications and Computer Equipment. If Tenant desires telephone or other communications or computer connections, the Landlord will direct electricians at Tenant's expense as to where and how the wires are to be introduced. No boring, cutting or stringing of wires will be allowed without the consent of Landlord. The location of telephones, call boxes, and other office equipment and computer or communications equipment affixed to or installed in the Premises will be subject to the approval of Landlord. All costs of installation will be paid for by Tenant.

11. Floor Coverings. Tenant will not lay linoleum, tile, carpet, or other floor covering so that the same will be affixed to the floor of the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering by Tenant or his contractors, employees, or invitees will be borne by Tenant.

12. Deliveries. No furniture, packages, supplies, equipment, or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as will be designated by the Landlord.

13. Access Refused. On Sundays and legal holidays, and on other days between the hours of 6:30 p.m. and 6:00 a.m., access to the Building, or to the halls, corridors, elevators, or stairways in the Building, or to the Premises, may be refused unless the person seeking access complies with the requirements of Landlord's security personnel. Landlord shall furnish and approve passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom he requests passes and shall be liable to Landlord for all acts of such persons. In the case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same, by the closing of the gates and doors or otherwise, for the safety of the tenants and others and the protection of the Building and the property therein. Landlord will in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

14.   Soliciting  on  Premises.   Canvassing,   peddling,   soliciting  and  the
distribution of handbills or any other written materials in the Building are prohibited, and Tenant will cooperate to prevent the same.

15. Landlord's Employees. The requirements of Tenant will be attended to only upon application at the office of the Building. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from the Landlord. The costs of Landlord's employees or agents performing services for a particular tenant and not for all tenants in general shall be billed to the particular tenant together with a reasonable administration fee and payable as additional rent.

16. Vending Machines. No vending machines or similar machines of any description will be installed, maintained, or operated upon the Premises without the written consent of the Landlord.

17. Building Name and Address. Landlord will have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building.

18. Trash. Tenant will store all of its trash and garbage within its Premises. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be removed or disposed of in the ordinary and customary manner of removing or disposing of trash and garbage in the City and County of San Francisco. All garbage and refuse removal and disposal will be made only through entrances and elevators provided for such purposes and at such times as Landlord will designate. Landlord will have the right to charge Tenant for the removal of any trash and garbage in excess of that resulting from normal office use.

19. Doors. All doors opening onto service corridors shall be kept closed, except when in use for ingress and egress, and left locked when not in use.

20. Equipment. All equipment of any electrical or mechanical nature shall be placed by tenants in the premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

21. Air Conditioning. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

22. Energy Conservation. Tenants shall cooperate with Landlord in the conservation of energy used in or about the Building. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, lighting, ventilating and air conditioning system, if any, and shall not place bottles, machines, parcels or any other articles on the induction unit enclosure so as to interfere with air flow. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves, and shall in general use heat, gas, electricity, air conditioning equipment, if any, and heating equipment in a manner compatible with sound energy conservation practices and standards.

23. Disorderly Persons. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.


24. Smoking. Tenant and its employees, agents, subtenants, contractors and invitees shall comply with all applicable "no-smoking" ordinances and, irrespective of such ordinances, shall not smoke or permit smoking of cigarettes, cigars or pipes outside of Tenant's Premises (including plaza areas) in any portions of the Building except areas specifically designated as smoking areas by Landlord. If required by applicable ordinance, Tenant shall provide smoking areas within Tenant's Premises.

25. Water Conservation. Tenants shall cooperate with Landlord in the conservation of water and avoidance of penalties for water used in or about the Building, including without limitation installation of low flow toilets, water sub-meters if applicable, and water conservation devices of any kind. The tenant shall have total responsibility for such compliance relating to its Premises.

26. Safety and Security Devices. Tenant acknowledges that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts or ensure the safety of persons or property. The risk that any safety or security device may not be effective, or may malfunction or may be circumvented by a criminal, is assumed by Tenant, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses. Tenant agrees to cooperate with any easonable safety program developed by Landlord

27. Amendments. Landlord reserves the right to expand, modify or otherwise change or amend these Rules and Regulations from time to time with or without notice to Tenant, but provided that any such changes will not unreasonable affect Tenant's ability to conduct its business in the Premises, and such changed rules and regulations will be complied with by all tenants in the Building. Each tenant may obtain a copy of the most current Rules and Regulations at the Building Office.

                                    EXHIBIT D

                                    Guarantee

                                    EXHIBIT E

                           Term Commencement Agreement

     THIS AGREEMENT, made as of the _____ day of ____________________, 19___, by
and        between         ("Landlord")         and        -         ("Tenant").
--------------------------------------------

     A. Landlord and Tenant are parties to that certain lease agreement dated ____________________, 19___, for premises described as


      ("Premises") located in the property ("Property") commonly known as

                                            .

     B. The Lease contemplated a Term commencing on ____________________, 19___, and ending on ____________________, 20___ (subject to any extensions provided for in the Lease).

     C. The parties desire to enter this Agreement confirming an adjustment to the commencement and/or expiration dates of the Term, all on the terms and conditions set forth hereinafter.

         NOW, THEREFORE, in consideration of the foregoing recitals, the parties agree as follows.

         1. The parties hereby confirm and agree that the Term commenced on ___________________, 19___, and shall expire on ____________________, 20___, unless sooner terminated, or extended pursuant to the terms of the Lease.

         2. The parties confirm and agree that all work and improvements, if any, required to be performed by Landlord under the Lease or any other agreement or document entered in connection therewith, relating to the Premises, have been completed, except as may be specified in any Schedule 1 attached hereto, which may set forth certain additional "punch list items," which Landlord agrees to complete promptly hereafter.

      LANDLORD                                                    TENANT

_________________________                            __________________________

_________________________                            __________________________


_________________________                            __________________________








By:                                       By:
   -----------------------------              ---------------------------------



Its:                                      Its:
   -----------------------------              ---------------------------------

                                    EXHIBIT F

                              Proposition 65 Notice

                                       and

                           Material Safety Data Sheet

      At the time the Shell Building was constructed and during the time when some of the interior spaces were built out or remodeled, asbestos was commonly used in the construction industry throughout the United States for insulation, fireproofing, floor tiling and acoustical ceiling. Accordingly, as described in the following report, asbestos may be present in one or more products in the Shell Building. Under the California Safe Drinking Water and Toxic Enforcement Act of 1986 (Proposition 65, or the "Act"), asbestos is one of the many chemicals known to cause cancer.

      Pursuant to the Act, if any product, including but not limited to asbestos, contains certain chemical substances which the State of California believes can cause cancer, birth defects or other reproductive defects, an appropriate warning must be given to individuals exposed to these products--even if such chemical substances are present at extremely low levels. Therefore, in compliance with the Act, the 100 Bush Corporation, the Landlord, issues this notice:

                                     WARNING

     Detectable amounts of chemicals known to the State of California to cause cancer, birth defects and/or other reproductive harm may be found around this facility. (Health and Safety Codess. 25249.6)

      PROJECT DESCRIPTION

      100 Bush Corporation, requested Health Science Associates (HSA) to conduct an updated comprehensive Asbestos Survey, and to provide a written report on the Shell Building located at 100 Bush Street, San Francisco, California. The survey was designed to augment the previous building asbestos surveys. The survey was conducted March 27 through April 3,1997.

      ASBESTOS-CONTAINING MATERIALS (ACM) ASSESSMENT

      The ACM (asbestos-containing materials) survey focuses attention on friable and non-friable, asbestos-containing building materials (ACBM). The Environmental Protection Agency (EPA) defines asbestos-containing materials
(ACM) as materials which contain one percent (1.0%) or greater concentrations of asbestos.

      An ACM assessment generally consists of three distinct phases: 1) review of the facility historical records, as available; 2) physical inspection of the facility; and 3) the identification and collection of suspect ACM specimens for subsequent laboratory analysis (dispersion staining/polarized light microscopy - EPA 600/M4-82-020).

      The general approach was to conduct the assessment by building systems such as the floor, interior walls, HVAC, roof, mechanical rooms, etc. HSA's survey focused on the interior walls, ceilings, floor covering materials and exterior surfacing materials. A total of one-hundred-eight (108) suspect ACM samples were collected and delivered to HSA's accredited laboratory (AIHA, NVLAP, NIST, and the state of California).

      ASSESSMENT RESULTS

      ASBESTOS-CONTAINING MATERIALS (ACM) SUMMARY

      The following section of this report contains a simplified description of the asbestos-containing materials discovered by building systems.

               Ceilings & Walls - A total of eighteen (18) suspect bulk samples were collected from ceiling and walls from various locations. Of these, three (3) were positive for asbestos: two (2) transit wall panels and a plaster skim coat. Unless otherwise tested, assume all skim coat to contain asbestos.

               Floor Covering/Mastic - Twelve (12) different types vinyl asbestos tile (VAT) and their associated mastic are positive for asbestos. Twenty (20) vinyl floor tile samples and cove-base and two
         (2) floor leveling compound materials tested negative.

               Thermal Systems Insulation (TSI) - Abatement of various TSI pipe runs and elbows have taken place during the previous 1 0 years which include the parking structure, pipe chases, and several floors. The canvas jacket around the 'cork" insulated pipe system was negative for asbestos. However, TSI is still present in various locations throughout the building including: pipe chases; above the suspended ceilings; and the boiler. All TSI concealed in walls, columns, above the suspended ceiling and pipe chases not previously abated are assumed to contain asbestos.

               Roofing Systems - The built-up and roll-up type roofs located on the 29th floor contain asbestos. The 11th and 29th floor roofing associated components, such as pipe vent flashing and caulking also contain asbestos. The 11th floor roof membrane and the 29th floor roof walking "pads" were negative.

               Window Caulking & Glazing - The exterior window caulking on the second floor tested positive. All exterior window caulking, therefore, must be assumed to be positive. The window materials tested negative.

               Miscellaneous Materials - The following miscellaneous materials tested negative: electrical wire insulation; parapet wall grout; HVAC duct expansion joint; and fire door insulation. The gasket material located in the Sub-basement mechanical room was found to contain 60% Chrysotile asbestos.

      NON-ASBESTOS MATERIALS SUMMARY

      The following section of this report contains a simplified description of the non-asbestos materials discovered during the assessment. The results generally are described by building system.

      The major systems materials determined not to contain asbestos include:

o        Vinyl cove bases and associated adhesive
o        Roof walking pads
o        Floor white leveling compound
o        Pipe (cork) insulation canvas jacket
o        Parapet wall grout
o        Plaster walls
o        Plaster walls - skim coat (one tested at <1 %)
o        Sheet-rock walls - drywall and taping compound
o        Concrete walls and skim coat
o        Concrete ceiling - skim coat
o        Stucco wall
o        Electrical system wiring insulation
o        Exterior window glazing

      MATERIALS NOT SAMPLED

      Following are the materials not sampled and a brief explanation of why they were not sampled:

      Concrete Roof Slab - No samples were collected and typically this material does not contain asbestos.

      Building Exterior - No samples were collected and typically this material does not contain asbestos.

      Pipe Insulation - This system was extensively sampled in previous surveys and was shown to contain asbestos except where recently abated.

      CONCLUSIONS

         ACM Conclusion - The ACM assessment survey performed at the Shell Building shows that both friable and non-friable ACM were found in numerous building systems. HSA recommends complete removal of any ACM prior to demolition or construction activity which may impact the ACM.

o All asbestos-containing materials (ACM) which are friable, or could become friable during renovation activities, should be removed prior to scheduled major renovations or demolition.

o All ACM removed should be considered for disposal as asbestos waste even of nonfriable.

o ? All ACM in the building should be protected and left undisturbed to the extent possible until abatement.

o All ACM should only be handled by qualified and registered asbestos abatement companies.

o ? Any and all persons who come in contact with ACM should be advised of the hazardous nature of asbestos and only qualified properly equipped persons should work with ACM.

o  Continued  implementation  of  the  building  O&M  (Operations&  Maintenance)
Program.

      This report present HSA's professional determinations, which are dependent upon information obtained during performance of consulting services. HSA assumes no responsibility for omissions or errors resulting from inaccurate information provided by sources outside of HSA.

      No warranty or  guarantee,  expressed or implied,  is made  regarding  the
finding,   conclusions  or   recommendations   contained  in  this  report.  The
limitations presented above supersede those stated or acknowledged herein.

                                    EXHIBIT G

                                 Renewal Option

1. Renewal Option. Tenant shall have an option (the "Renewal Option") to renew the initial term with respect to all (but not less than all) of the Premises demised under or pursuant to this Lease as of the expiration date of the Term for one additional term (the "Renewal Term") of five (5) years, commencing on the day immediately following the expiration date of the initial Term, under the following terms and conditions and subject to credit approval by Landlord:

         (1) Tenant gives Landlord written notice of its election to exercise the Renewal Option no earlier than the date which is two hundred seventy (270) days prior to the expiration date of the initial Term and no later than the date which is one hundred eighty (180) days prior to the expiration date of the initial Term.

         2) Tenant has not been in breach or default under this Lease through the date Tenant exercise the Renewal Option and does not breach the Lease or become in default at any time through and including the proposed commencement date of the Renewal Term.

         (3) Tenant's notice of election shall be binding, and Tenant shall thereupon be obligated to renew the Lease for the Rent as determined below.

2. Term. If tenant timely and properly exercises the Renewal Option in accordance with the provisions of Section 1:

                       The Rent  payable for the Renewal  Term shall be based on
                  the then prevailing rent for comparable deals in the market place, but in no event shall the rental rate be less than the adjusted rental rate payable under this Lease on the expiration date of the initial Term. Landlord agrees to provide a written notice setting forth the prevailing rental rate for comparable deals for the Tenant's space within thirty
                  (30) days after receiving a written request from Tenant for such information. The request for information must be made no earlier than two hundred seventy (270) days prior to the expiration date and no later than one hundred eighty (180)
                  days prior to the expiration date of the initial term. "Comparable deals" shall mean leases which are approximately as long, and commencing at approximately the same time, as the Renewal Term and are for comparable space in comparable buildings (with occupancy rates similar to the Building) subject to reasonable adjustments for (1) the desirability of the applicable floor or location in the building, and (2) the desirability of the geographic location of the applicable building. "Comparable deals" shall explicitly exclude from consideration any transactions where the landlord of the subject building is in default of its mortgage or other indebtedness on the building, or is currently, or has within the prior six months, been involved in foreclosure proceedings on the applicable building. "Comparable deals" shall also exclude transactions whereby the Tenant has some form of equity participation in the deal. Landlord's good faith determination of the "prevailing rental rate" shall be conclusive and binding as to Landlord and Tenant.

3. No Improvements. Landlord shall not be obligated to perform any leasehold improvement work in the Premises or give Tenant an allowance or other economic concession for any such work or for any other purposes for the Renewal Term.

4. Tenant shall have no further options to renew the term of this Lease beyond the expiration date of the Renewal Term.

5. Except as otherwise provided herein, all of the terms and provisions of this Lease shall remain the same and in full force and effect during the Renewal term.

6. Amendment. If Tenant exercises the Renewal Option, Landlord and Tenant shall execute and deliver an amendment to this Lease (or, at Landlord's option, a new Lease on the form then in use for the Building) reflecting the lease of the Premises by Landlord to Tenant for the Renewal Term on the terms provided above, which amendment (or new lease, as the case may be) shall be executed and delivered at least sixty (60) days before the commencement date of the Renewal Term.

7. Termination. The Renewal Option shall automatically terminate and become null and void and of no force or effect upon the earlier to occur of (1) the expiration or termination of this Lease, (2) the termination of the Tenant's right to possession of the Premises, (3) the assignment of this Lease by Tenant, (4) the sublease by Tenant of all or part of the Premises, (5) the failure of Tenant to timely or properly exercise the Renewal Option, or (6) the default by Tenant under the Lease.